Letter From SupportSave Management

SupportSave Management Updates Shareholders

STUDIO CITY, CA and CEBU CITY, PHILIPPINES, Oct 27, 2010 (MARKETWIRE via COMTEX) -- SupportSave (OTCBB: SSVE) has been undergoing several changes and consequently, the management team felt it was important to provide an update on our progress in a number of areas. Overall, it's a time of great change at SupportSave as we prepare the company for the next phase in our growth cycle. We are building the foundation to be a much larger company capable of rapid growth. Our long-term vision is to make SupportSave into one of the fastest growing BPO companies in the Philippines, building real value for shareholders, employees and clients.

In January 2010 we embarked on a plan to transform SupportSave from a fast growing small company to one that will eventually compete against the largest players in the Philippines BPO industry. We knew it was going to involve a significant investment of our existing capital reserves and resources as we recruited the right management team and built the proper infrastructure to accomplish this goal. As we proceed with our growth plan, we anticipate higher costs related to the compensation of our new management team and the build out and migration to our new 550 seat operation center in the Cybergate building in Cebu, Philippines. The new management team's stock-based compensation awards are scheduled to continue through the end of the calendar year, significantly increasing our salary and compensation expense in the near-term. In addition, our new facility should be open in early December 2010 and we anticipate higher costs as we migrate and provide new equipment to the facility. We believe the new management team and larger, more modern facility will position us to pursue new business contracts that are much larger than the typical and traditionally smaller BPO contracts we now have. Consequently, we anticipate the increased expenses associated with the management team and facility will impair our profitability in the near-term and mid-term, but we also anticipate significant improvement in both overall revenues and profits in the long-term as these new contracts are secured and ramp up.

The grand opening of our Cybergate facility is scheduled for December 10, 2010. The new facility will house our corporate offices, data center, recruiting facility, health clinic, cafeteria, sleeping quarters and other facilities associated with a large BPO operation. We believe the new center will dramatically improve the working conditions for our employees, strengthen our physical and IT security, improve our power availability, deliver more reliable bandwidth and provide us an excellent foundation upon which we can grow. In addition to improving our ability to recruit new talent, the new center houses training facilities capable of training approximately 50 employees simultaneously, or 150 employees per day. This will allow us to ramp up new programs much faster than before. In general, the larger client contracts we're currently pursuing require a larger, more robust and secure infrastructure and our new Cybergate facility provides it.

We're also working on our IT infrastructure across the board in conjunction with our move to Cybergate. Starting at the individual user level, we've started to cycle out some of the older and unsupported hardware we use and replace it with newer and more reliable models. We believe this will help our clients' applications to run more consistently and speed up our ability to accomplish various BPO tasks. We're building a much more robust LAN and WAN too. To help us, we've contracted with PLDT, the Philippines largest communications company, to make our network one of the best in the Philippines.

We were late in filing our annual report with the SEC this year. This is primarily the result of increased scrutiny on our internal accounting procedures and partly the result of SupportSave still being a small company with limited resources. Some of the accounting processes that we've used in the past are now taking too much time to complete and hindering our ability to file in a timely manner. This was further exacerbated by slow responses by some of our vendor and banking relationships. Our management team is very focused on improving SEC reporting and, of course, maintaining GAAP compliance. We're confident we'll be filing on time in the future.

Finally, our new management and sales team is gaining traction in the marketplace. Joseph Duryea, Blayne Shell and Prateek Hastir joined SupportSave early this year to reinforce our management team. This team has many contacts in the BPO industry and that's raising the awareness of SupportSave in the marketplace. This team also helped grow then-NASDAQ-listed PeopleSupport from $40 million in revenue to $180 million over a four year period. They have an excellent track record of success. Although they represent a significant investment for SupportSave, we're confident that their knowledge, experience and contacts will expose SupportSave to many more business opportunities in 2011 and beyond. They already have us in a constant state of recruiting, hiring and training, and with the opening of the Cybergate facility, there should be even more interest in SupportSave. Overall, we have a very robust pipeline of diversified deals in the Healthcare, Communications, Technology, Travel and Financial Services sectors and are very confident about the future of SupportSave.

Forward-looking statements:

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Exchange Act of 1934. These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results included in our Exchange Act reports, statements about our plans, strategies, business prospects, changes and trends in our BPO business and the markets in which we operate. These forward-looking statements may be identified by the use of terms and phrases such as "anticipates", "believes", "can", "could", "estimates", "expects", "forecasts", "intends", "may", "plans", "projects", "targets", "will", and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such the migration to our new facility, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. Management cautions that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) the migration of our operations to a new facility may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse effects relating to the Company's business; (b) the challenge of compensating and retaining key employees; (c) the impact on the Company and our customers from the current domestic and international economic and financial market conditions; (d) the success of our grow efforts in achieving their expected benefits; (e) to perform as expected without material defects; (f) to be qualified and accepted by our customers, (g) to successfully compete with BPO services offered by our competitors; (h) we may not be successful in undertaking the steps currently planned in order to increase our liquidity; and (i) other risks and uncertainties described in our filings with the Securities and Exchange Commission.

Neither management nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission that are available on the SEC's web site located at www.sec.gov. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

Contact:
Chris Johns
Email Contact

SOURCE: SupportSave Solutions, Inc.
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